Exhibit 32.1


          CERTIFICATION OF CHIEF FINANCIAL OFFICER

             PURSUANT TO 18 U.S.C. SECTION 1350

       (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Robert E. Williams (principal financial and accounting officer) of J R Bassett Optical, Inc.(the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual Report on Form 10KSB/A for the fiscal year ended
December 31, 2004 (the "Report") of the Registrant, that:

  (1) The Report fully complies with the requirements of
section 13(a) of the Securities Exchange Act of 1934,as amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


September 19, 2005                  /s/Robert E. Williams
                                    -----------------------
                                    Robert E. Williams
                                    President/C.E.O.